EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Cristopher Grunewald, the Chief Executive Officer and David Hostelley, Chief Financial Officer of Spotlight Innovation Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K of Spotlight Innovation Inc. for year ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Spotlight Innovation Inc.

Date: April 15, 2015	By:	/s/ Cristopher Grunewald
Cristopher Grunewald
President, Chief Executive Officer
Chief Financial Officer

Date: April 15, 2015	By:	/s/ David Hostelley
David Hostelley
Chief Financial Officer

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.